AYCO SERIES TRUST



     Supplement to the Prospectus and Statement of Additional Information dated May 1, 2001

     On July 5, 2001, the Board of Trustees of Ayco Series Trust approved the name change of the Fund from Ayco Large Cap Growth Fund I to Ayco Growth Fund. The name change became effective on July 5, 2001. Accordingly, all references to "Ayco Large Cap Growth Fund I" in the Prospectus and Statement of Additional Information should be replaced with "Ayco Growth Fund".